Invesco Multi Sector Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        5

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                  $         718
       2 Dividends for a second class of open-end company shares (000's Omitted)
         Class Y                            $ 7
         Institutional Class              $ 738


73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.0682
       2 Dividends for a second class of open-end company shares (form nnn.nnnn)
         Class Y                         0.1168
         Institutional Class             0.1961


74U.   1 Number of shares outstanding (000's Omitted)
         Class A                          8,119
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                          1,448
         Class C                          1,971
         Class Y                             45
         Institutional Class              3,581


74V.   1 Net asset value per share (to nearest cent)
         Class A                        $ 18.40
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                        $ 17.45
         Class C                        $ 17.44
         Class Y                        $ 18.44
         Institutional Class            $ 18.77

Invesco Floating Rate Fund                                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        6

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $      16,089
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class C                          $ 7,058
        Class R                             $ 36
        Class Y                          $ 2,188
        Institutional Class              $ 2,198


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                           0.4056
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class C                           0.3667
        Class R                           0.3881
        Class Y                           0.4231
        Institutional Class               0.4307


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                           48,102
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class C                           25,533
        Class R                              144
        Class Y                           12,529
        Institutional Class                5,028


74V.  1 Net asset value per share (to nearest cent)
        Class A                           $ 7.47
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class C                           $ 7.44
        Class R                           $ 7.49
        Class Y                           $ 7.46
        Institutional Class               $ 7.47

Invesco Structured Core Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        7

72DD.1 Total income dividends for which record date passed during the period.
       (000's Omitted)
       Class A                  $           34
     2 Dividends for a second class of open-end company shares (000's Omitted)
       Class B                             $ 1
       Class C                             $ 2
       Class R                            $ 11
       Class Y                             $ 4
       Investor Class                  $ 1,553
       Institutional Class               $ 446


73A.   Payments per share outstanding during the entire current period:
       (form nnn.nnnn)
     1 Dividends from net investment income
       Class A                          0.1196
     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
       Class B                          0.0353
       Class C                          0.0353
       Class R                          0.1042
       Class Y                          0.1348
       Investor Class                   0.1196
       Institutional Class              0.1361


74U. 1 Number of shares outstanding (000's Omitted)
       Class A                             201
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                              28
       Class C                              35
       Class R                             213
       Class Y                              23
       Investor Class                   11,026
       Institutional Class               1,865


74V.   1 Net asset value per share (to nearest cent)
         Class A                          $ 6.29
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                          $ 6.22
         Class C                          $ 6.22
         Class R                          $ 6.27
         Class Y                          $ 6.32
         Investor Class                   $ 6.32
         Institutional Class              $ 6.32

Invesco Structured Growth Fund                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        8

72DD.  1 Total income dividends for which record date passed during the period. (000's Omitted)
         Class A                  $           32
       2 Dividends for a second class of open-end company shares (000's Omitted)
         Class B                             $ 3
         Class C                             $ 8
         Class R                             $ 1
         Class Y                             $ 1
         Institutional Class             $ 1,221


73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                          0.1225
       2 Dividends for a second class of open-end company shares (form nnn.nnnn)
         Class B                          0.0768
         Class C                          0.0768
         Class R                          0.1074
         Class Y                          0.1390
         Institutional Class              0.1390


74U.   1 Number of shares outstanding (000's Omitted)
         Class A                             211
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                              29
         Class C                              82
         Class R                               5
         Class Y                              12
         Institutional Class               8,526


74V.   1 Net asset value per share (to nearest cent)
         Class A                          $ 7.69
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                          $ 7.54
         Class C                          $ 7.54
         Class R                          $ 7.68
         Class Y                          $ 7.70
         Institutional Class              $ 7.71

Invesco Structured Value Fund                                    SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  08/31/10
File number:        811-09913
Series No.:         9

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $             35
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                              $ 9
        Class C                              $ 3
        Class R                              $ 1
        Class Y                              $ 2
        Institutional Class              $ 1,451


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                           0.1690
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                           0.1175
        Class C                           0.1175
        Class R                           0.1518
        Class Y                           0.1884
        Institutional Class               0.1884


74U.  1 Number of shares outstanding (000' Omitted)
        Class A                              232
      2 Number of shares outstanding of a second class of open-end company shares (000' Omitted)
        Class B                               54
        Class C                               26
        Class R                                7
        Class Y                                8
        Institutional Class                7,279


74V.  1 Net asset value per share (to nearest cent)
        Class A                           $ 7.76
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                           $ 7.71
        Class C                           $ 7.71
        Class R                           $ 7.74
        Class Y                           $ 7.77
        Institutional Class               $ 7.77

 Invesco Select Real Estate Income Fund                          SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        10

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $      4,686
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                           $ 30
        Class C                          $ 318
        Class Y                          $ 485
        Institutional Class            $ 1,559


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                         0.2735
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                         0.2197
        Class C                         0.2197
        Class Y                         0.2905
        Institutional Class             0.3073


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                         18,993
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                            216
        Class C                          2,154
        Class Y                          2,845
        Institutional Class              4,858


74V.  1 Net asset value per share (to nearest cent)
        Class A                         $ 7.77
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                         $ 7.75
        Class C                         $ 7.75
        Class Y                         $ 7.75
        Institutional Class             $ 7.76

Invesco Core Plus Bond Fund                                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        11

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                  $         194
       2 Dividends for a second class of open-end company shares (000's Omitted)
         Class B                            $ 22
         Class C                            $ 17
         Class R                             $ 6
         Class Y                             $ 6
         Institutional Class                 $ 5


73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                          0.4880
       2 Dividends for a second class of open-end company shares (form nnn.nnnn)
         Class B                          0.9169
         Class C                          0.4103
         Class R                          0.4621
         Class Y                          0.5140
         Institutional Class              0.5140


74U.   1 Number of shares outstanding (000's Omitted)
         Class A                             672
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                              89
         Class C                              79
         Class R                              14
         Class Y                              13
         Institutional Class                  11


74V.   1 Net asset value per share (to nearest cent)
         Class A                         $ 10.75
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                         $ 10.74
         Class C                         $ 10.74
         Class R                         $ 10.74
         Class Y                         $ 10.74
         Institutional Class             $ 10.74

Invesco Van Kampen Growth and Income Fund                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         12

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $     46,289
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                         $ 2,798
        Class C                         $ 1,470
        Class R                           $ 966
        Class Y                        $ 14,834
        Institutional                       $ 7

73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                          0.1800
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                          0.1600
        Class C                          0.0800
        Class R                          0.1500
        Class Y                          0.2100
        Institutional                    0.0600


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                         256,658
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                          14,511
        Class C                          16,909
        Class R                           7,605
        Class Y                          75,061
        Institutional                     2,604

74V.  1 Net asset value per share (to nearest cent)
        Class A                         $ 16.06
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                         $ 15.93
        Class C                         $ 15.91
        Class R                         $ 16.07
        Class Y                         $ 16.08
        Institutional                   $ 16.08

Invesco Equally-Weighted S&P 500 Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        13

74U.  1 Number of shares outstanding (000's Omitted)
        Class A                         22,049
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                          4,407
        Class C                          2,297
        Class R                              8
        Class Y                          6,108


74V.  1 Net asset value per share (to nearest cent)
        Class A                        $ 25.26
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                        $ 25.05
        Class C                        $ 24.29
        Class R                        $ 25.14
        Class Y                        $ 25.47

 Invesco California Tax-Free Income Fund                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        14

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $      1,379
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                        $ 7,178
        Class C                          $ 463
        Class Y                          $ 851


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                         0.3470
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                         0.3477
        Class C                         0.3105
        Class Y                         0.3667


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          2,215
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                         21,556
        Class C                          1,483
        Class Y                          2,277


74V.  1 Net asset value per share (to nearest cent)
        Class A                        $ 11.75
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                        $ 11.83
        Class C                        $ 11.82
        Class Y                        $ 11.79

Invesco Large Cap Relative Value Fund                            SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         15

72DD. Total income dividends for which record date passed during the period. (000's Omitted)
       Class A                  $         302
       Dividends for a second class of open-end company shares (000's Omitted)
       Class B                            $ -
       Class C                            $ -
       Class Y                        $ 1,544


73A.   Payments per share outstanding during the entire current period:
       form nnn.nnnn)
       Dividends from net investment income
       Class A                         0.0585
       Dividends for a second class of open-end company shares (form nnn.nnnn)
       Class B                         0.0265
       Class C                         0.0265
       Class Y                         0.0700


74U.   Number of shares outstanding (000's Omitted)
       Class A                          3,978
       Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                              1
       Class C                              1
       Class Y                         21,342


74V.   Net asset value per share (to nearest cent)
       Class A                         $ 8.91
       Net asset value per share of a second class of open-end company Shares (to nearest cent)
       Class B                         $ 8.89
       Class C                         $ 8.89
       Class Y                         $ 8.92

 Invesco New York Tax-Free Income Fund                            SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         16

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $      1,349
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                          $ 400
        Class C                           $ 82
        Class Y                          $ 186


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                         0.3178
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                         0.3021
        Class C                         0.2790
        Class Y                         0.3322


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          4,150
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                          1,343
        Class C                            342
        Class Y                            626


74V.  1 Net asset value per share (to nearest cent)
        Class A                        $ 11.21
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                        $ 11.14
        Class C                        $ 11.12
        Class Y                        $ 11.09

Invesco Van Kampen Equity and Income Fund                       SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        17





74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          1,003,431
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                            173,062
        Class C                            163,208
        Class R                             22,753
        Class Y                             54,943
        Institutional Class                  8,436


74V.  1 Net asset value per share (to nearest cent)
        Class A                             $ 7.53
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
        Class B                             $ 7.39
        Class C                             $ 7.42
        Class R                             $ 7.57
        Class Y                             $ 7.54
        Institutional Class                 $ 7.54

Invesco Dividend Growth Securities Fund                          SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        19

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                          $ 241
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                        $ 7,448
        Class C                           $ 50
        Class Y                          $ 119


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                         0.0816
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                         0.0824
        Class C                         0.0308
        Class Y                         0.0985


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          2,792
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                         85,677
        Class C                          1,542
        Class Y                          1,192


74V.  1 Net asset value per share (to nearest cent)
        Class A                        $ 12.65
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                        $ 12.75
        Class C                        $ 12.60
        Class Y                        $ 12.67

 Invesco Fundamental Value Fund                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        20

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $         182
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                          $ 362
        Class C                           $ 16
        Class Y                            $ 5


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                         0.1166
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                         0.1227
        Class C                         0.0433
        Class Y                         0.1390


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          1,359
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                          2,526
        Class C                            341
        Class Y                             31


74V.  1 Net asset value per share (to nearest cent)
        Class A                         $ 9.21
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
        Class B                         $ 9.13
        Class C                         $ 9.08
        Class Y                         $ 9.21

 Invesco S&P 500 Index Fund                                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         21

72DD.   1 Total income dividends for which record date passed during the period
          (000's Omitted)
          Class A                  $      7,211
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                        $ 1,207
          Class C                        $ 1,050
          Class Y                          $ 532


73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                         0.2356
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                         0.1370
          Class C                         0.1574
          Class Y                         0.2621

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                         29,534
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                          5,774
          Class C                          6,092
          Class Y                          2,018


74V.    1 Net asset value per share (to nearest cent)
          Class A                        $ 11.36
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                        $ 11.10
          Class C                        $ 10.99
          Class Y                        $ 11.48

Invesco Van Kampen American Franchise Fund                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        22

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                  $      2,517
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                           $ 163
        Class C                           $ 152
        Class Y                           $  40


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                          0.1200
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                          0.0600
        Class C                          0.0600
        Class Y                          0.1400


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                          17,228
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                           2,315
        Class C                           2,451
        Class Y                             264


74V.  1 Net asset value per share (to nearest cent)
        Class A                          $ 9.79
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                          $ 9.64
        Class C                          $ 9.68
        Class Y                          $ 9.83

Invesco Van Kampen Core Equity Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items  74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         23


74U. 1 Number of shares outstanding (000's Omitted)
       Class A                           1,311
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                              97
       Class C                             137
       Class R                              10
       Class Y                           3,656


74V. 1 Net asset value per share (to nearest cent)
       Class A                          $ 6.64
     2 Net asset value per share of a second class of open-end company shares (to nearest cent)
       Class B                          $ 6.58
       Class C                          $ 6.58
       Class R                          $ 6.64
       Class Y                          $ 6.66

Invesco Van Kampen  Equity Premium Income Fund                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        24

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                                      339
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                                       49
        Class C                                                      209
        Class Y                                                       12


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                                     0.03
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                                     0.02
        Class C                                                     0.02
        Class Y                                                     0.03


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                                   11,231
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                                    2,000
        Class C                                                    8,165
        Class Y                                                      410


74V.  1 Net asset value per share (to nearest cent)
        Class A                                                   $ 7.33
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B                                                   $ 7.23
        Class C                                                   $ 7.23
        Class Y                                                   $ 7.34

Invesco Van Kampen Pennsylvania Tax Free Income Fund              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.


For period ending:  8/31/2010
File number:        811-09913
Series No.:         25

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A                                             $ 5,990
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B                                               $ 199
        Class C                                               $ 326
        Class Y                                               $   1


73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                                                 0.68
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                                                 0.63
        Class C                                                 0.57
        Class Y                                                 0.19


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                                8,680
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                                  289
        Class C                                                  679
        Class Y                                                   10


74V.  1 Net asset value per share (to nearest cent)
        Class A                                                16.29
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
        Class B                                                16.23
        Class C                                                16.31
        Class Y                                                16.30

Invesco Van Kampen Small Cap Growth Fund                       SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.


For period ending: 8/31/2010
File number:       811-09913
Series No.:        26


74U.  1 Number of shares outstanding (000's Omitted)
        Class A                                               79,155
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                                                2,352
        Class C                                                6,627
        Class Y                                               22,568


74V.  1 Net asset value per share (to nearest cent)
        Class A                                               $ 8.74
      2 Net asset value per share of a second class of open-end company shares to nearest cent)
        Class B                                               $ 8.18
        Class C                                               $ 8.10
        Class Y                                               $ 8.84